UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 26, 2016

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On April 26, 2016, the Board of Directors (the “Board”) of United States Steel Corporation (the “Corporation”) appointed Paul A. Mascarenas, who was elected to the Board effective March 1, 2016, to serve on the Compensation & Organization and Corporate Governance & Public Policy committees of the Board. Mr. Mascarenas had previously not been assigned to serve on any board committee.

On April 26, 2016, the Corporation’s stockholders elected Stephen J. Girsky as a member of the Board. Following his election, the Board appointed Mr. Girsky to serve on the Audit and Corporate Governance & Public Policy committees of the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Corporation was held on April 26, 2016. The following matters were acted upon:

1.    ELECTION OF DIRECTORS

Patricia Diaz Dennis, Dan O. Dinges, John G. Drosdick, John J. Engel, Stephen J. Girsky, Mario Longhi, Paul A. Mascarenas, Robert J. Stevens and David S. Sutherland were elected as directors, to serve an annual term expiring at the 2017 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions
Patricia Diaz Dennis	66,942,307	3,906,171	1,271,029
Dan O. Dinges	67,248,614	3,787,675	1,083,218
John G. Drosdick	66,718,577	4,080,378	1,320,552
John J. Engel	67,388,839	3,545,547	1,185,121
Stephen J. Girsky	67,491,988	3,587,440	1,040,079
Mario Longhi	66,129,661	5,260,751	729,095
Paul A. Mascarenas	67,317,260	3,635,733	1,166,514
Robert J. Stevens	67,570,271	3,439,323	1,109,913
David S. Sutherland	67,272,806	3,684,849	1,161,852

The Corporation de-classified the Board beginning in 2014 and there are three directors with continuing terms that were not elected at the Annual Meeting. Continuing as Class I Directors, with terms expiring at the 2017 annual meeting of stockholders, are: Murry S. Gerber, Glenda G. McNeal and Patricia A. Tracey.

2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions
56,179,352	14,743,655	1,196,500

3.    APPROVAL OF THE CORPORATION’S 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

The 2016 Omnibus Incentive Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions
62,795,182	7,276,071	2,048,254
4.        APPROVAL OF AN AMENDMENT OF THE CORPORATION’S RESTATED CERTIFICATE OF CORPORATION

The Amendment of the Restated Certificate of Incorporation was approved by the following votes:

Votes For	Votes Against	Abstentions
105,278,222	5,171,009	4,702,507

5.    RATIFICIATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation was ratified by the following votes:

Votes For	Votes Against	Abstentions
109,698,710	3,765,485	1,687,543

Item 8.01. Other Events

On April 27, 2016, the Corporation issued a press release related to the election of Mr. Girsky to the board of directors. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

9.01(d) Exhibits:

Exhibit
No. Description
99.1 Press Release dated April 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
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Name: Colleen M. Darragh
Title: Vice President and Controller

Dated: April 27, 2016